Short-Term Investments and Short-Term Investments, Related Party (Details Textual) - USD ($)	12 Months Ended
	Mar. 31, 2020	Mar. 31, 2019	Mar. 31, 2018
Debt Disclosure [Abstract]
Impairment charges	$ 0	$ 0	$ 0
Investments earned interest	$ 667,764	$ 636,489	$ 310,105
Investment securities maturity range, description	The Company's investment securities held-to-maturity approximate fair value due to their short-term nature with maturity range from thirty days to a year.